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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Lucent Technologies Inc. of our report, dated January 20, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in Exhibit 99.1 to Lucent Technologies Inc. Current Report on Form 8-K dated February 10, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.










                                                /s/PRICEWATERHOUSECOOPERS LLP
                                                -----------------------------

                                                   PRICEWATERHOUSECOOPERS LLP




New York, New York
February 29, 2000